Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

On November 6, 2013, Chanticleer purchased WEW, a Hooters Restaurant located Nottingham, England, through its wholly-owned subsidiary, Hooters UK (Nottingham) Ltd. The acquisition was accounted for using the purchase method in accordance with ASC 805, “Business Combinations”.

The following unaudited pro forma condensed consolidated financial information gives effect to the above described acquisition. The following unaudited pro forma condensed consolidated balance sheet combines the balance sheet of Chanticleer with WEW as of September 30, 2013, as if the acquisition occurred on that date. The following unaudited pro forma condensed consolidated statements of operations combine the results of operations of Chanticleer with WEW for the year ended December 31, 2012, and the nine month period ended September 30, 2013, as if the acquisition of WEW had been completed as the beginning of the periods indicated.

The following unaudited pro forma condensed consolidated financial information is based on historical amounts for the year ended December 31, 2012 and the nine months ended September 30, 2013 and certain amounts at the close of the acquisition. The information presented is for illustrative purposes only and is not necessarily indicative of the results of operations of the consolidated company that would have occurred had the acquisition been completed as of the beginning of the periods indicated or that may be attained in the future. Actual future results will likely be materially different from these pro forma results. This unaudited pro forma financial information should be read in conjunction with the historical financial information of Chanticleer and WEW included elsewhere in this report and in other reports and documents Chanticleer files with the United States Securities and Exchange Commission.

1

Chanticleer Holdings, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheets

(Unaudited)

As of September 30, 2013

ASSETS	Chanticleer (a)	WEW (b)	Pro forma adjustments (c)		Pro Forma Total
Current assets:
Cash	$213,229	$631,005	$(631,005)	(c)	$213,229
Restricted cash	3,000,000	-			3,000,000
Accounts receivable and other receivables	315,901	60,015	(60,015)	(c)	315,901
Inventory	198,274	55,393	(50,393)	(c),(d)	203,274
Due from related parties	116,305	-			116,305
Prepaid expenses	436,219	16,265	(16,265)	(c)	436,219
Assets of discontinued operations	51,804	-			51,804
TOTAL CURRENT ASSETS	4,331,732	762,678	(757,678)		4,336,732
Property and equipment, net	5,047,122	20,493			5,067,615
Goodwill	2,053,946	-	3,124,507	(d)	5,178,453
Intangible assets, net	2,398,919	-			2,398,919
Investments at fair value	12,062	-			12,062
Other investments	1,970,796	-			1,970,796
Deposits and other assets	213,437	-			213,437
TOTAL ASSETS	$16,028,014	$783,171	$2,366,829		$19,178,014

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

Current maturities of long term debt and notes payable	$625,959	$-			$625,959
Derivative liability	2,341,500	-			2,341,500
Advances from investors	575,000	-			575,000
Accounts payable and accrued expenses	1,550,827	355,487	(355,487)	(c)	1,550,827
Other current liabilities	105,453	-			105,453
Current maturities of capital leases payable	47,186	-			47,186
Deferred rent	19,561	-			19,561
Due to related parties	12,191	477,214	(477,214)	(c)	12,191
Liabilities of discontinued operations	9,881	-			9,881
TOTAL CURRENT LIABILITIES	5,287,558	832,701	(832,701)		5,287,558
Capital leases payable, less current maturities	63,032	-			63,032
Convertible note payable, net of debt discount of $2,833,333	166,667	-			166,667
Deferred rent	1,204,999	-			1,204,999
Other liabilities	100,647	-			100,647
TOTAL LIABILITIES	6,822,903	832,701	(832,701)		6,822,903
Commitments and contingencies

Stockholders' equity:
Common stock: $0.0001 par value; authorized 20,000,000
shares; issued and outstanding 4,467,896 at September 30, 2013	446	155	(155)	(c)	446
Additional paid in capital	21,501,399	-	3,150,000	(d)	24,651,399
Other comprehensive loss	(155,872)	(24,000)	24,000	(c)	(155,872)
Accumulated deficit (earnings)	(12,126,946)	(25,685)	25,685	(c)	(12,126,946)
Non-controlling interest	(13,916)	-			(13,916)
TOTAL STOCKHOLDERS' EQUITY	9,205,111	(49,530)	3,199,530		12,355,111
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$16,028,014	$783,171	$2,366,829		$19,178,014

See accompanying notes to unaudited condensed consolidating financial statements

2

Chanticleer Holdings, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Year Ended December 31, 2012

	Chanticleer (a)	WEW (b)	Pro forma Adj	Pro Forma Total
Revenue:
Restaurant sales, net	$6,752,323	$3,528,529		$10,280,852
Management fee income - non-affiliates	100,000	-		100,000
Total revenue	6,852,323	3,528,529	-	10,380,852
Expenses:
Restaurant cost of sales	2,761,949	1,307,717		4,069,666
Restaurant operating expenses	3,785,034	1,599,731		5,384,765
Restaurant pre-opening expenses	204,126	-		204,126
General and administrative expenses	2,389,163	310,407		2,699,570
Depreciation and amortization	383,454	98,017		481,471
Total expenses	9,523,726	3,315,872	-	12,839,598
(Loss) profit from operations	(2,671,403)	212,657	-	(2,458,746)
Other income (expense)
Equity in losses of investments	(14,803)	-		(14,803)
Realized losses from sales of investments	(16,598)	-		(16,598)
Miscellaneous income	23	48,933		48,956
Interest expense	(474,926)	(686)		(475,612)
Total other expense	(506,304)	48,247	-	(458,057)
(Loss) profit from continuing operations before income taxes	(3,177,707)	260,904	-	(2,916,803)
Provision for income taxes	19,205	94,292		113,497
Loss from continuing operations	(3,196,912)	166,612	-	(3,030,300)
Loss from discontinued operations, net of taxes	(258,315)			(257,474)
Consolidated net (loss) income	(2,938,597)	166,612	-	(2,772,826)
Less: Net loss attributable to non-controlling interest	227,968			227,968
Net (loss) income attributable to Chanticleer Holdings, Inc.	$(3,166,565)	$166,612	$-	$(3,000,794)

Net (loss) income attributable to Chanticleer Holdings, Inc.:
(Loss) income from continuing operations	$(2,908,250)	$166,612	$-	$(2,741,638)
Loss from discontinued operations	(258,315)	-		(258,315)
	$(3,166,565)	$166,612	$-	$(2,999,953)
Other comprehensive loss:
Unrealized loss on available-for-sale securities (none applies to
non-controlling interest)	$(261,404)	$-	$-	$(261,404)
Foreign translation income	29,013	523	-	29,536
Other comprehensive loss	$(3,398,956)	$167,135	$-	$(3,231,821)
Net loss per attributable to Chanticleer Holdings, Inc. per common share, basic and diluted:
Continuing operations attributable to common shareholders, basic and diluted	$(1.15)		$-	$(1.08)
Discontinued operations attributable to common shareholders, basic and diluted	$(0.10)		-	$(0.10)
	$(1.25)	$-	$-	$(1.18)
Weighted average shares outstanding, basic and diluted	2,541,696			2,541,696

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

3

Chanticleer Holdings, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statements of Operations

(Unaudited)

For the Nine Months Ended September 30, 2013

	Chanticleer (a)	WEW (b)	Pro forma Adjusts	Pro Forma Total
Revenue:
Restaurant sales, net	$4,864,410	$2,741,016		$7,605,426
Management fee income - non-affiliates	75,000	-		75,000
Total revenue	4,939,410	2,741,016	-	7,680,426
Expenses:
Restaurant cost of sales	1,840,535	934,560		2,775,095
Restaurant operating expenses	2,833,035	1,321,094		4,154,129
Restaurant pre-opening expenses	17,538	-		17,538
General and administrative expenses	2,294,370	235,259		2,529,629
Depreciation and amortization	373,226	7,607		380,833
Total expenses	7,358,704	2,498,520	-	9,857,224
Loss from operations	(2,419,294)	242,496	-	(2,176,798)
Other income (expense)
Equity in losses of investments	(46,184)	-		(46,184)
Gain on extinguishment of debt	70,900	-		70,900
Miscellaneous income	3,785	-		3,785
Change in fair value of derivative liability	(75,900)	-		(75,900)
Interest (expense) income	(438,941)	1,774		(437,167)
Total other expense	(486,340)	1,774	-	(484,566)
Loss from continuing operations before income taxes	(2,905,634)	244,270	-	(2,661,364)
Provision for income taxes	27,216	63,493		90,709
Loss from continuing operations	(2,932,850)	180,777	-	(2,752,073)
Loss from discontinued operations, net of taxes	(19,513)	-		(19,513)
Consolidated net loss	(2,952,363)	180,777	-	(2,771,586)
Less: Net loss attributable to non-controlling interest	84,114	-		84,114
Net loss attributable to Chanticleer Holdings, Inc.	$(2,868,249)	$180,777	$-	$(2,687,472)

Net loss attributable to Chanticleer Holdings, Inc.:
(Loss) income from continuing operations	$(2,848,736)	$180,777	$-	$(2,667,959)
Loss from discontinued operations	(19,513)	-		(19,513)
	$(2,868,249)	$180,777	$-	$(2,687,472)
Other comprehensive income (loss):
Unrealized loss on available-for-sale securities (none applies to
non-controlling interest)	$(44,887)	$-	$-	$(44,887)
Foreign translation income (loss)	70,756	(40,866)	-	29,890
Other comprehensive (loss) income	$(2,842,380)	$139,911	$-	$(2,702,469)
Net loss per attributable to Chanticleer Holdings, Inc. per common share, basic and diluted:
Continuing operations attributable to common shareholders, basic and diluted	$(0.77)		$-	$(0.72)
Discontinued operations attributable to common shareholders, basic and diluted	(0.01)		-	(0.01)
	$(0.78)	$-	$-	$(0.73)
Weighted average shares outstanding, basic and diluted	3,701,804	-	-	3,701,804

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

4

CHANTICLEER HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ACQUISITION

On November 6, 2013, Chanticleer Holdings, Inc. (“Chanticleer”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with West End Wings Limited (“WEW”), whereby the Company acquired one hundred percent (100%) of the outstanding shares of WEW. The Share Purchase Agreement provides that the Company shall operate as WEW, with WEW continuing as the surviving entity and subsidiary of the Company.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed combined balance sheet give effect to the acquisition of WEW as if the transactions had occurred on September 30, 2013. The pro forma adjustments to the condensed consolidated statements of operations for the nine months ended September 30, 2013 give effect to the acquisition of WEW as if the transactions had occurred on September 30, 2013.

Balance Sheet – September 30, 2013

a.	Derived from the unaudited balance sheet of Chanticleer as of September 30, 2013.
b.	Derived from the audited balance sheet of WEW as of 40-weeks ended October 6, 2013.
c.	Represents certain assets and liabilities excluded from acquisition.
d.	Reflects the acquisition of WEW.

5

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed.

Consideration paid:	$3,150,000

Assets acquired and liabilities assumed:
Property and equipment	$20,493
Inventory	5,000
Goodwill	3,124,507
Net assets acquired	$3,150,000

The cost of the transaction was allocated to the tangible and intangible assets and liabilities assumed based on estimates of their respective fair values at the date of acquisition with the remaining unallocated purchase price recorded as goodwill. Management is responsible for the valuation of net assets and considered a number of factors when estimating the fair values and estimated useful lives of acquired assets and liabilities.

Statement of Operations - For the Year Ended December 31, 2012

a)	Derived from the audited statement of operations of Chanticleer for the year ended December 31, 2012.
b)	Derived from the unaudited statement of operations of WEW for the 52-weeks ended December 30, 2012.

Statement of Operations - For the Nine Months Ended September 30, 2013

a)	Derived from the unaudited statement of operations of Chanticleer for the nine months ended September 30, 2013.
b)	Derived from the audited statement of operations of WEW for the 40-weeks ended October 6, 2013.

6